PROXY STATEMENT
        PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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     14a-6(e)(2)

[_]  Definitive Proxy Statement

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                           NEW FRONTIER ENERGY, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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
                            NEW FRONTIER ENERGY, INC.
                        SUPPLEMENT DATED MAY 25, 2007 TO
                                 PROXY STATEMENT
                                DATED MAY 9, 2007

         The information set forth below will supplement New Frontier Energy, Inc.'s (the "New Frontier" and "Company") Definitive Proxy Statement dated May 25, 2007 (the "Proxy Statement") that relates to a Special Meeting (the "Special Meeting") of the shareholders (the "Shareholders") of the Company to be held on June 11, 2007, at 10:00 a.m., local time at New Frontier's offices as more specifically described in the Proxy Statement. This Supplement is being furnished to the Shareholders of record at the close of business on April 4, 2007, who are entitled to vote at the Special Meeting.

         This Supplement corrects certain information contained in the Summary Compensation Table and the Compensation of Non-Management Directors table included in the Proxy Statement and supplements the disclosure of executive compensation to include disclosure of the Royalty and Working Interest Plan. To the extent that any information in this Supplement conflicts with the information in the Proxy Statement, then this Supplement shall control and shall be deemed to amend and replace such information in the Proxy Statement.

Summary Compensation Table

         The following table summarizes the compensation of Paul G. Laird and Les Bates, the Company's named executive officers for the fiscal years ended February 28, 2007 and 2006.

------------------------ ----------- -------- -------- ------------ ------------- ------------ ---------
Name and Principal       Fiscal Year Salary   Bonus    Stock Awards Option Awards All other    Total ($)
Position                                                                          Compensation
------------------------ ----------- -------- -------- ------------ ------------- ------------ ---------
Paul G. Laird            2007        $115,000 $110,000 $0           $325,000(2)   $28,254(4)   $578,254
Chief Executive          2006        $84,996  $30,000  $117,000(1)  $46,962 (3)   $ 0          $278,958
Officer and President
------------------------ ----------- -------- -------- ------------ ------------- ------------ ---------
Les Bates                2007        $112,500 $110,000 $0           $260,000(2)   $0           $482,500
Principal Accounting     2006        $84,996  $ 30,000 $117,000(1)  $46,962 (3)   $0           $278,958
and Financial Officer
------------------------ ----------- -------- -------- ------------ ------------- ------------ ---------

(1) On May 19, 2005, the Company granted restricted stock awards, which vested on that date, of 100,000 shares of its Common Stock to its two executive officers as compensation for services. The Company's Common Stock closed at $1.17 on that day.

(2) Awards to Messrs. Laird and Bates were made on November 10, 2006. The aggregate number of options granted to Mr. Laird was 1,250,000 which had a SFAS No. 123(R) value of $1,300,000 or $1.04 per share and the aggregate number of options granted to Mr. Bates was 1,000,000 and had a SFAS No. 123(R) of $1,040,000 or $1.04 per share. The amounts recorded in this table are based upon the number of vested options as of February 28, 2007 multiplied by the SFAS No. 123(R) value per share. The options are exercisable at an exercise price of $1.25 per share. The fair value of the options was estimated on the date of the grant utilizing the Black-Scholes option pricing model with the following assumptions: expected life of the options is 10 years, expected volatility of 81%, risk free interest rate of 4.73% and no dividend yield. The amounts in this column reflect the compensation cost recognized by the Company for the fiscal year ended February 28, 2007. The Company accounts for employee stock options under the "modified-prospective." Under the "modified-prospective" method, compensation cost is recognized in the financial statements beginning with the effective date, based on the requirements of SFAS No. 123(R) for all share-based payments granted after that date, and based on the requirements of SFAS No. 123 for all unvested awards granted prior to the effective date of SFAS No. 123(R).

(3) Awards to Messrs. Laird and Bates were made on May 13, 2005 and valued at $1.02 per share. The awards represent options to acquire 75,000 shares of Common Stock at an exercise price of $1.15 per share, exercisable until May 13, 2015. The value of the awards were calculated using the Black-Scholes model. For a discussion of valuation assumptions, see Note 8 -- Equity Incentive Plan Stock Option Plan of the Notes to Consolidated Financial Statements included in our annual report on Form 10-KSB for year ended February 28, 2006. The compensation cost was not recognized as in fiscal 2006 because the Company accounted for stock-based compensation in accordance with Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation," which provided for the pro-forma presentation of compensation expense related to employee option grants.

(4) Represents accrued management fees in the amount of $28,254 to be paid to Natural Resource Group Gathering LLC, the general partner of SDG ("NRGG"). Paul G. Laird is a Manager of NRGG.

Compensation of Non-Management Directors

         The following table provides certain information concerning the compensation of the Company's non-management director, Grant Gaeth for the fiscal year ended February 28, 2007.

-----------------------------------------------------------------------------------------
Director Compensation
-------------------- --------------- ------------ -------------- ------------- ----------
Name                 Fees Earned or  Stock Awards Option Awards  All other     Total
                     Paid in Cash                                Compensation
-------------------- --------------- ------------ -------------- ------------- ----------
Grant Gaeth          $ 0             $0            $130,000(1)   $77,250 (2)   $ 207,250
-------------------- --------------- ------------ -------------- ------------- ----------

(1) On November 10, 2006, the Company granted Grant Gaeth 500,000 options to acquire shares of the Company's Common Stock which are exercisable at a price of $1.25. The stock options vest at a rate of 62,500 shares each fiscal quarter ending November 30, February 28, May 31 and August 31 through November 30, 2008. These stock options have a strike price of $1.25 per share and a SFAS No. 123(R) value of $1.04 per share. As of February 28, 2007, 125,000 of these options had vested and were exercisable and 375,000 of these options remained unvested. The amounts in this column reflect the compensation cost recognized by the Company for the fiscal year ended February 28, 2007.

(2) Reflects consulting fees paid to GeoEx, Ltd, an entity controlled by Grant Gaeth, that provides geological consulting services.

Royalty and Working Interest Plan

         On May 17, 2007, the Board of Directors adopted the Company's Royalty and Working Interest Plan effective as of October 31, 2006. Pursuant to the Royalty and Working Interest Plan, a committee consisting of members of the board of directors (the "Committee") shall administer the Plan and may select an overriding royalty or similar interest of an exploratory or development property or property for distribution to the participants of the Plan. The selection of properties is to be determined by the Board of Directors or a committee thereof, and it will be based upon all relevant factors such as sound corporate management and existing royalty burdens on the properties. The participants in the plan and the total overriding royalty or similar interest set aside for distribution to the participants in a property shall be determined by the Committee. As of May 21, 2007, the Commitee had not granted any awards under the Royalty and Working Interest Plan.

         If you have already sent your Proxy Card to the Company and would like to revoke or change your voting instructions, you may request a proxy revocation form and new Proxy Card by sending an e-mail to Les Bates, Chief Financial Officer of the Company at lbates@nfeinc.com or you may contact Mr. Bates by telephone at 303-730-9994, ext. 226, or by fax at (303) 730-9985. Unless you revoke a Proxy that has been sent to the Company and deliver a new Proxy Card, all Proxy Cards that have been submitted will be voted as indicated on the Proxy Card.